UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 6, 2023

Dyadic International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-55264 (Commission File Number)	45-0486747 (I.R.S. Employer Identification Number)
140 Intracoastal Pointe Drive, Suite 404 Jupiter, FL 33477
(Address of principal executive offices and zip code)
(561) 743-8333
(Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DYAI	The NASDAQ Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On April 6, 2023, Dyadic International (USA), Inc., a subsidiary of Dyadic International, Inc., (hereinafter collectively referred to as “Dyadic” or the “Company”) signed an expanded licensing agreement (“the Agreement”) for its C1-cell protein expression platform with South Africa’s Rubic One Health (“Rubic”) to research, develop, manufacture, commercialize and distribute affordable vaccines and biologics for human and animal health in underserved African countries.

Pursuant to the Agreement, Dyadic will grant nonexclusive rights to allow Rubic to use the C1 platform to research, develop, manufacture, commercialize and distribute vaccines and therapeutic proteins directed to certain pathogens in addition to COVID-19.  If Rubic timely achieves certain milestones, the license will convert into an exclusive license to manufacture bulk materials in the Southern African Development Community (“SADC”).  Rubic will pay Dyadic a licensing fee for commercial products sold by Rubic in certain countries within the African continent.  In 2028, Dyadic will receive an equity position in Rubic, subject to certain acceleration rights and pre-emptive rights.

The foregoing description of the Agreement is only a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events

On April 12, 2023, the Company issued a press release regarding the Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, other than the third, fourth and fifth paragraphs of such press release.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit is being filed herein:
Exhibit Number	Description

10.1(1)	License Agreement dated April 6, 2023
99.1	Press release dated April 12, 2023
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

(1) In accordance with Item 601(b)(10) of Regulation S-K, certain provisions or terms of the Agreement have been redacted. The Company will provide an unredacted copy of the exhibit on a supplemental basis to the SEC or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2023

Dyadic International, Inc.

By:	/s/ Mark A. Emalfarb
Name:	Mark A. Emalfarb
Title:	Chief Executive Officer